SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                 (Date of earliest event reported): July 7, 2003

                           ARIAD PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                   0-21696                   22-3106987
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400




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ITEM 5.    OTHER EVENTS

           On July 7, 2003, the Registrant disseminated a Press Release announcing the results of pre-clinical studies demonstrating the potency and activity of AP23464, its product candidate to treat life-threatening forms of blood cancer.

           The information contained in the Press Release dated July 7, 2003, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1     The Registrant's Press Release dated July 7, 2003.



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ARIAD PHARMACEUTICALS, INC.


                                          By:    /s/ Edward M. Fitzgerald
                                                 ------------------------
                                                 Edward M. Fitzgerald
                                                 Senior Vice President and
                                                 Chief Financial Officer


Date:    July 7, 2003



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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description                         Sequential Page Number
-------           -----------                       ---------------------------

99.1              The Registrant's Press                       4
                  Release dated July 7, 2003.